(2_FIDELITY_LOGOS)FIDELITY

SHORT-INTERMEDIATE
GOVERNMENT
FUND
ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     14   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    18   Notes to the financial statements.

REPORT OF INDEPENDENT    21   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            22


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells bonds that have grown in value). You can also look at the fund's income to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and the life of fund figures would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996           PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Short-Intermediate Government              4.67%    28.51%   28.99%

Salomon Brothers Treasury/                 5.47%    36.21%   n/a
 Agency 1-5 Year Index

Salomon Brothers Treasury 1-5 Year Index   5.47%    36.23%   n/a

Short-Intermediate U.S. Government         4.41%    32.75%   n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on September 13, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Treasury/Agency 1-5 Year Index and the Salomon Brothers Treasury 1-5 Year Index. Each index is a market capitalization weighted index of U.S. Treasury securities with fixed-rate coupons and weighted average lives between one and five years. The Salomon Brothers Treasury/Agency 1-5 Year Index also includes U.S. government agency securities. To measure how the fund stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of 86 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996           PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Short-Intermediate Government              4.67%    5.14%    5.17%

Salomon Brothers Treasury/                 5.47%    6.38%    n/a
 Agency 1-5 Year Index

Salomon Brothers Treasury 1-5 Year Index   5.47%    6.38%    n/a

Short-Intermediate U.S. Government         4.41%    5.82%    n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Fidelity Shrt-Int Govt      SB Treas/Agency 1-5 yr
             00464                       SB025
  1991/09/30      10000.00                    10000.00
  1991/10/31      10124.47                    10111.64
  1991/11/30      10206.40                    10230.09
  1991/12/31      10363.10                    10424.75
  1992/01/31      10270.73                    10371.48
  1992/02/29      10301.41                    10402.37
  1992/03/31      10286.46                    10376.30
  1992/04/30      10374.47                    10482.28
  1992/05/31      10511.20                    10604.40
  1992/06/30      10602.19                    10741.83
  1992/07/31      10620.67                    10905.61
  1992/08/31      10766.62                    11020.09
  1992/09/30      10813.25                    11151.00
  1992/10/31      10714.24                    11041.63
  1992/11/30      10721.93                    11001.39
  1992/12/31      10851.32                    11125.78
  1993/01/31      11000.33                    11304.58
  1993/02/28      11099.58                    11429.83
  1993/03/31      11141.22                    11469.50
  1993/04/30      11190.03                    11561.30
  1993/05/31      11192.99                    11520.78
  1993/06/30      11276.42                    11645.46
  1993/07/31      11314.31                    11667.56
  1993/08/31      11364.67                    11806.69
  1993/09/30      11382.56                    11847.50
  1993/10/31      11391.68                    11868.18
  1993/11/30      11374.03                    11844.38
  1993/12/31      11424.48                    11892.27
  1994/01/31      11516.80                    11987.76
  1994/02/28      11419.40                    11873.00
  1994/03/31      11219.00                    11752.85
  1994/04/30      11165.11                    11686.55
  1994/05/31      11169.90                    11701.57
  1994/06/30      11175.51                    11720.84
  1994/07/31      11292.35                    11844.66
  1994/08/31      11315.67                    11881.50
  1994/09/30      11247.75                    11817.74
  1994/10/31      11255.23                    11832.76
  1994/11/30      11211.34                    11770.42
  1994/12/31      11267.16                    11800.46
  1995/01/31      11430.33                    11984.36
  1995/02/28      11611.08                    12181.58
  1995/03/31      11673.28                    12248.17
  1995/04/30      11797.39                    12372.56
  1995/05/31      12051.10                    12655.63
  1995/06/30      12114.07                    12730.16
  1995/07/31      12143.32                    12761.61
  1995/08/31      12210.19                    12847.47
  1995/09/30      12277.38                    12914.62
  1995/10/31      12383.41                    13039.87
  1995/11/30      12503.72                    13177.86
  1995/12/31      12603.00                    13288.66
  1996/01/31      12715.55                    13405.97
  1996/02/29      12636.33                    13324.93
  1996/03/31      12585.83                    13282.42
  1996/04/30      12564.15                    13263.72
  1996/05/31      12563.92                    13281.01
  1996/06/30      12650.02                    13394.35
  1996/07/31      12698.67                    13440.25
  1996/08/31      12733.63                    13475.67
  1996/09/30      12851.01                    13621.04
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123





$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Short-Intermediate Government Fund on September 30, 1991, shortly after the fund started. As the chart shows, by September 30, 1996, the value of the investment would have grown to $12,851 - a 28.51% increase on the initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency 1-5 Year Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,621 - a 36.21% increase. Beginning with this report, the fund will compare its performance to the Salomon Brothers Treasury/Agency 1-5 Year Index rather than the Salomon Brother's Treasury 1-5 Year Index. This reflects the fund's ability to invest in securities that are not backed by the full faith and credit of the U.S. government.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
             YEARS ENDED SEPTEMBER 30,

      1996   1995                        1994   1993   1992

Dividend return               6.46%    7.00%   5.55%    6.34%    6.73%

Capital appreciation return   -1.79%   2.15%   -6.73%   -1.08%   1.40%

Total return                  4.67%    9.15%   -1.18%   5.26%    8.13%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1996    PAST          PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

Dividends per share                 4.55(cents)   28.42(cents)   60.23(cents)

Annualized dividend rate            5.95%         6.09%          6.39%

30-day annualized yield             5.77%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.30 over the past month, $9.31 over the past six months and $9.42 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Bond markets rebounded from
sharp sell-offs earlier in 1996, as
investors gained confidence that
rising interest rates might not be a
problem in an election year. For
the 12 months ended September
30, 1996, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
returned 4.90%. In January, the
Federal Reserve Board lowered
its target for the Fed funds rate -
the rate banks charge each other
on overnight loans - from 5.50%
to 5.25%, but the move largely
was taken into account by the
market. Surprisingly robust
employment reports in March
reversed market sentiment,
causing the yield on the 30-year
Treasury bond to rise to over 7%,
a level not seen in over a year. By
June, however, soothing
comments from Fed Chairman
Alan Greenspan helped ease the
market's fears of Fed interest-rate
increases and the 30-year yield
dropped back below 7%. While
bonds traded in a narrow range in
the summer months - reflecting
confusion over the direction of
interest rates - the Fed's
decision to take no action at the
end of September coupled with
weaker than expected
employment data helped ease
the market's fears.
Investment-grade
mortgage-backed securities
performed well relative to other
investment grade securities. With
prepayment fears easing in the
face of a rising mortgage-rate
environment, the Salomon
Brothers Mortgage Index
returned 5.86% during the period.
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Short-Intermediate Government Fund
Q. CURT, HOW HAS THE FUND PERFORMED?
A. For the 12-month period ended September 30, 1996, the fund provided a total return of 4.67%. This outpaced the 4.41% return produced by the short-intermediate U.S. government funds average, maintained by Lipper Analytical Services, over the same time. The Salomon Brothers Treasury 1-5 Year Index and the Salomon Brothers Treasury/Agency 1-5 Year Index both had a 12-month return of 5.47%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE RELATIVE TO ITS
COMPETITORS?
A. I think the reason the fund produced a higher return than the Lipper average had something to do with my de-emphasis on predicting the direction of interest rates. Very few people can guess rate movements on an accurate, consistent basis. My belief is that there are still many competitors in the Lipper universe that are reacting to short-term rate swings and, in an investing environment like we've just seen, that strategy can backfire on you.
Q. YOU MENTIONED THE INVESTING ENVIRONMENT. CAN YOU SUMMARIZE THE BOND MARKETS' BEHAVIOR OVER THE PAST YEAR?
A. The bond markets went through several mood swings as investors closely monitored the actions - or lack thereof - of the Federal Reserve Board. When the period began back in October 1995, things looked rosy. The market was still enjoying a rally, the economy looked to be weak and people were anticipating a decrease in short-term rates. Everything turned around, however, on the heels of the infamous February employment report. The report, which indicated a stronger economy than most had thought, pushed yields up and drove bond prices down. Inflation also became a concern, and investors anticipated a hike in rates. But it never came. As the period drew to a close, the Fed had deemed it unnecessary to take any action.
Q. IN TERMS OF PORTFOLIO COMPOSITION, HOW DID THIS CONSTANTLY CHANGING ATMOSPHERE AFFECT YOUR STRATEGY?
A. It really didn't have a huge impact. Rather than forecasting interest rate swings, I managed the fund to have approximately the same sensitivity to rate movements as the market for 1-5 year government securities, as reflected by the fund's indexes. I also tried to add value by managing the fund's sector weights and by focusing on individual security selection. Another factor I'd point to was a change in investment policy that occurred in July. Up to that point, the fund could invest only in securities that carried the backing of the full faith and credit of the U.S. government. While this feature was reassuring in terms of quality, my investment universe was quite limited. Since July, I've been able to look at a wide range of U.S. government securities, including bonds backed by federal agencies, while still maintaining high credit quality.
Q. LET'S TALK ABOUT MORTGAGE-BACKED SECURITIES. A YEAR AGO, MORTGAGE HOLDINGS ACCOUNTED FOR ONLY 1.4% OF THE FUND'S INVESTMENTS. AT THE END OF THE PERIOD, THE POSITION WAS APPROXIMATELY 24%. THAT'S QUITE A JUMP . . .
A. It really is. The mortgage sector as a whole turned in some positive results over the period and, with the fund's increased investment flexibility, I was able to capitalize on opportunities in this area. Mortgages can expose the fund to more "tracking error," or return deviation, but I think the fund was compensated somewhat for that by the favorable yield spreads we saw between mortgages and Treasuries. Another risk you run when investing in mortgages is that of refinancing - or prepayment risk - which was pretty benign during the period.
Q. WHICH OTHER HOLDINGS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE? WERE THERE ANY DISAPPOINTMENTS?
A. The fund's largest agency position continued to be Agency for International Development notes issued by the State of Israel. These notes, which are backed by the full faith and credit of the U.S. government, turned in a solid performance over the past 12 months. The fund's yield curve exposure, on the other hand, was somewhat of a disappointment. I overweighted the fund in 2-4 year treasuries because I felt the 4-5 year area was overvalued. This "bunching up" hurt when the market backed up in February and short-term issues felt the brunt.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I've already taken steps to reduce the yield curve exposure. Going forward, I plan on adding shorter-duration mortgage securities as I continue to look for ways to improve the fund's return.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 464
TRADING SYMBOL: FLMGX
START DATE: September 13,
1991
SIZE: as of September 30,
1996, more than $123 million
MANAGER: Curt
Hollingsworth, since 1991;
manager, Spartan
Short-Intermediate
Government Fund, since
1992; Spartan Limited
Maturity Government Fund,
since 1988; Fidelity
Institutional
Short-Intermediate
Government Portfolio, since
1987; joined Fidelity in 1983
(checkmark)
CURT HOLLINGSWORTH ON THE
FUND'S INCREASED INVESTMENT
FLEXIBILITY:
"By far, the biggest story of
the period was the investment
policy change that was
implemented in July. Prior to
July, the fund could invest
only in securities backed by
the full faith and credit of the
U.S. government. The new
investment policy allowed the
fund to invest in any type of
U.S. government security,
including securities backed by
the issuing agency rather than
the U.S. government. As a
result, my opportunities
broadened and I significantly
restructured the portfolio to try
to capitalize on these
opportunities. Whereas I
previously bought
Government National
Mortgage Association issues,
Treasuries, and State of Israel
notes, I began investing in
bonds issued by agencies such
as the Federal National
Mortgage Association, and the
Private Export Funding Corp.
The fund's investment policy
change enabled me to take
advantage of some of the yield
spreads between
mortgages-to-Treasuries and
agencies-to-Treasuries. It's a
change that I really think is in
the best interests of our
shareholders because it gives
me a better arsenal from
which to improve
performance."
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1996
                % OF FUND'S    % OF FUND'S INVESTMENTS
                INVESTMENTS    6 MONTHS AGO

 Less than 5%    0.2            0.2

 5 - 5.99%       12.1           0.3

 6 - 6.99%       28.3           0.9

 7 - 7.99%       33.4           59.5

 8 - 8.99%       7.2            0.2

 9 - 9.99%       1.1            26.5

10% and over     16.1           7.4

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    3.3    2.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    2.5    2.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1996 AS OF MARCH 31, 1996
U.S. Treasury
obligations 40.6%
U.S. Government
agency
obligations 34.0%
Mortgage-backed
securities 23.8%
Short-term
investments 1.6%
U.S. Treasury
obligations 65.7%
U.S. Government
agency
obligations 21.7%
Mortgage-backed
securities 7.6%
Short-term
investments 5.0%
Row: 1, Col: 1, Value: 1.6
Row: 1, Col: 2, Value: 23.8
Row: 1, Col: 3, Value: 34.0
Row: 1, Col: 4, Value: 20.6
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 7.6
Row: 1, Col: 3, Value: 21.7
Row: 1, Col: 4, Value: 35.7
Row: 1, Col: 5, Value: 30.0
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 74.6%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 40.6%
7 3/8%, 11/15/97   $ 1,100,000 $ 1,117,358
6 1/8%, 3/31/98    31,360,000  31,418,643
7 7/8%, 11/15/99    7,200,000  7,510,464
7 3/4%, 12/31/99    5,211,000  5,424,338
8 1/2%, 2/15/00    2,420,000  2,575,025
6 1/4%, 2/15/03    42,000  41,331
11 5/8%, 11/15/04    1,180,000  1,540,632
  49,627,791
U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.0%
Federal Home Loan Mortgage Corporation
5.51%, 2/5/99 (callable)    2,500,000  2,457,800
Federal National Mortgage Association
5 1/2%, 2/2/01    390,000  373,729
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency) Class 2-E
9.40%, 5/15/02    1,000,000  1,068,330
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.12%, 4/15/06    801,170  812,061
Private Export Funding Corp. secured:
9 1/2%, 3/31/99    250,000  267,800
 8.40%, 7/31/01    3,330,000  3,564,132
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 4 7/8%, 9/15/98    260,000  253,490
  7 1/8%, 8/15/99    24,729,000  25,151,124
  7 3/4%, 11/15/99    787,000  814,498
  8%, 11/15/01    2,421,000  2,559,384
  6 1/4%, 8/15/02    301,000  293,982
  5 5/8%, 9/15/03    4,219,000  3,951,811
  41,568,141
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $90,408,102)   91,195,932
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 19.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.6%
5 1/2%, 12/1/02 to 7/1/03    $ 5,933,156 $ 5,629,080
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 14.9%
8 1/2%, 1/15/17 to 7/15/17    155,934  162,075
10%, 11/15/09 to 11/15/20    4,190,992  4,576,728
10 1/2%, 2/15/14 to 12/15/19    8,740,064  9,681,388
10 3/4%, 12/15/09    234,144  260,776
11%, 11/15/09 to 6/15/19    912,026  1,024,040
11 1/2%, 3/15/10 to 12/15/15    2,122,224  2,415,716
12%, 1/15/14 to 3/15/14    70,986  82,119
13%, 9/15/14    52,294  61,607
  18,264,449
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $23,879,364)   23,893,529
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.3%
U.S. GOVERNMENT AGENCY - 4.3%
Federal Home Loan Mortgage Corporation planned
amortization class:
 Series 1511 Class D, 6%, 10/15/04    1,680,000  1,663,200
  Series 1727 Class D, 6 1/2%, 8/15/14    1,190,000  1,190,744
Federal National Mortgage Association planned
amortization class Series 1994-51 Class PD,
5 3/4%, 2/25/15    2,410,000  2,368,572
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,234,872)   5,222,516
REPURCHASE AGREEMENTS - 1.6%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.72%, dated
9/30/96 due 10/1/96 $ 1,957,311   1,957,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $121,479,338)  $ 122,268,977
INCOME TAX INFORMATION
At September 30,1996, the aggregate cost of investment securities for income tax purposes was $121,528,296. Net unrealized appreciation aggregated $740,681, of which $1,060,535 related to appreciated investment securities and $319,854 related to depreciated investment securities.
At September 30,1996, the fund had a capital loss carryforward of approximately $9,783,000 of which $320,000, $1,404,000, $5,655,000 and
$2,404,000 will expire on September 30, 2001, 2002, 2003 and 2004, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1997 approximately $1,551,000 of losses recognized during the period November 1, 1995 to September 30, 1996.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (including repurchase               $ 122,268,977
agreements of $1,957,000) (cost $121,479,338) -
See accompanying schedule

Cash                                                                    817

Receivable for investments sold                                         2,317

Interest receivable                                                     1,052,304

 TOTAL ASSETS                                                           123,324,415

LIABILITIES

Payable for fund shares redeemed                            $ 70,319

Distributions payable                                        131,802

Accrued management fee                                       45,536

Other payables and accrued expenses                          32,520

 TOTAL LIABILITIES                                                      280,177

NET ASSETS                                                             $ 123,044,238

Net Assets consist of:

Paid in capital                                                        $ 133,926,354

Distributions in excess of net investment income                        (289,091)

Accumulated undistributed net realized gain (loss) on                   (11,382,664)
investments

Net unrealized appreciation (depreciation) on                           789,639
investments

NET ASSETS, for 13,199,492 shares outstanding                          $ 123,044,238

NET ASSET VALUE, offering price and redemption price                    $9.32
per share ($123,044,238 (divided by) 13,199,492 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                       $ 9,474,353
Interest

EXPENSES

Management fee                                             $ 577,374

Transfer agent fees                                         313,588

Accounting fees and expenses                                59,674

Non-interested trustees' compensation                       557

Custodian fees and expenses                                 15,634

Registration fees                                           21,122

Audit                                                       37,694

Legal                                                       952

Miscellaneous                                               990

 Total expenses before reductions                           1,027,585

 Expense reductions                                         (2,915)      1,024,670

NET INVESTMENT INCOME                                                    8,449,683

REALIZED AND UNREALIZED GAIN (LOSS)                                      (1,688,177)
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                  (708,437)
investment securities

NET GAIN (LOSS)                                                          (2,396,614)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 6,053,069
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                            1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 8,449,683     $ 10,364,261
Net investment income

 Net realized gain (loss)                                    (1,688,177)     (2,281,074)

 Change in net unrealized appreciation (depreciation)        (708,437)       6,155,442

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             6,053,069       14,238,629
FROM OPERATIONS

Distributions to shareholders from net investment income     (8,265,922)     (10,292,325)

Share transactions                                           44,301,304      138,314,808
Net proceeds from sales of shares

 Reinvestment of distributions                               6,377,996       7,794,252

 Cost of shares redeemed                                     (65,893,484)    (142,050,186)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (15,214,184)    4,058,874
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (17,427,037)    8,005,178

NET ASSETS

 Beginning of period                                         140,471,275     132,466,097

 End of period (including distributions in excess of net    $ 123,044,238   $ 140,471,275
investment income of $289,091 and $281,882,
respectively)

OTHER INFORMATION
Shares

 Sold                                                        4,686,982       14,890,383

 Issued in reinvestment of distributions                     676,595         833,568

 Redeemed                                                    (6,973,858)     (15,165,841)

 Net increase (decrease)                                     (1,610,281)     558,110


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED SEPTEMBER 30,

                                  1996                        1995        1994 B      1993        1992

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 9.490                     $ 9.290     $ 9.960     $ 10.140    $ 10.010
of period

Income from Investment             .599                        .648        .533        .722        .694
Operations
Net investment income

 Net realized and unrealized       (.167)                      .174        (.648)      (.209)      .096
 gain (loss)

 Total from investment             .432                        .822        (.115)      .513        .790
operations

Less Distributions

 From net investment income        (.602)                      (.622)      (.555)      (.623)      (.650)

 From net realized gain            -                           -           -           (.070)      (.010)

 Total distributions               (.602)                      (.622)      (.555)      (.693)      (.660)

Net asset value, end of period    $ 9.320                     $ 9.490     $ 9.290     $ 9.960     $ 10.140

TOTAL RETURN A                     4.67%                       9.15%       (1.18)      5.26%       8.13%
                                                                          %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period         $ 123,044                   $ 140,471   $ 132,466   $ 168,292   $ 172,863
(000 omitted)

Ratio of expenses to average       .79%                        .82%        .95%        .61%        .28%
net assets                                                                            C           C

Ratio of net investment income     6.54%                       6.67%       6.80%       7.19%       7.91%
to average net assets

Portfolio turnover rate            188%                        266%        184%        348%        419%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Short-Intermediate Government Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $236,923,726 and $253,537,150, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plan (the Plan), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the fund's distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use its resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of the fund's shares or render shareholder support services. FMR or FDC has informed the fund that payments made to third parties under the Plan amounted to $1,871 for the period.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,769 and $146, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Short-Intermediate Government Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Intermediate Government Fund (a fund of Fidelity Charles Street Trust) at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
October 31, 1996
DISTRIBUTIONS


A total of 64.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Curtis Hollingsworth, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001, & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-4774
SM
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INVESTMENT GRADE BOND
FUND
ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     19   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    23   Notes to the financial statements.

REPORT OF INDEPENDENT    26   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            27


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in both the stock and bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996             PAST 1   LIFE OF
                                             YEAR     FUND

Spartan Investment Grade Bond                4.45%    32.29%

Lehman Brothers Aggregate Bond Index         4.90%    27.34%

Corporate Debt BBB Funds Average             4.44%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 1, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the corporate debt BBB funds average, which reflects the performance of 96 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996       PAST 1   LIFE OF
                                       YEAR     FUND

Spartan Investment Grade Bond          4.45%    7.24%

Lehman Brothers Aggregate Bond Index   4.90%    6.22%

Corporate Debt BBB Funds Average       4.44%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961014 104049 S00000000000001
             Spartan Inv. Grade Bond     LB Aggregate Bond
             00448                       LB001
  1992/10/01      10000.00                    10000.00
  1992/10/31       9812.23                     9867.42
  1992/11/30       9910.58                     9869.65
  1992/12/31      10141.51                    10026.59
  1993/01/31      10397.72                    10218.86
  1993/02/28      10729.65                    10397.75
  1993/03/31      10789.98                    10441.07
  1993/04/30      10830.04                    10513.78
  1993/05/31      10871.84                    10527.17
  1993/06/30      11226.71                    10717.95
  1993/07/31      11392.79                    10778.57
  1993/08/31      11782.44                    10967.50
  1993/09/30      11816.73                    10997.62
  1993/10/31      11913.99                    11038.71
  1993/11/30      11705.42                    10944.81
  1993/12/31      11740.02                    11004.13
  1994/01/31      11984.80                    11152.70
  1994/02/28      11571.41                    10958.94
  1994/03/31      11183.62                    10688.76
  1994/04/30      11070.36                    10603.41
  1994/05/31      11000.02                    10601.92
  1994/06/30      10994.05                    10578.49
  1994/07/31      11184.69                    10788.61
  1994/08/31      11183.61                    10802.00
  1994/09/30      11019.13                    10643.01
  1994/10/31      10995.76                    10633.53
  1994/11/30      11028.07                    10609.91
  1994/12/31      11132.78                    10683.18
  1995/01/31      11333.41                    10894.60
  1995/02/28      11549.35                    11153.63
  1995/03/31      11689.77                    11222.06
  1995/04/30      11838.95                    11378.82
  1995/05/31      12332.88                    11819.15
  1995/06/30      12424.27                    11905.80
  1995/07/31      12383.63                    11879.21
  1995/08/31      12539.11                    12022.57
  1995/09/30      12665.77                    12139.54
  1995/10/31      12831.52                    12297.41
  1995/11/30      13022.66                    12481.68
  1995/12/31      13204.49                    12656.85
  1996/01/31      13294.65                    12740.90
  1996/02/29      13063.03                    12519.43
  1996/03/31      12964.75                    12432.41
  1996/04/30      12876.88                    12362.49
  1996/05/31      12843.90                    12337.39
  1996/06/30      13004.84                    12503.07
  1996/07/31      13036.96                    12537.28
  1996/08/31      13015.72                    12516.27
  1996/09/30      13230.84                    12734.39
IMATRL PRASUN   SHR__CHT 19960930 19961014 104051 R00000000000051

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Investment Grade Bond Fund on October 1, 1992, when the fund started. As the chart shows, by September 30, 1996, the value of the investment would have grown to $13,231 - a 32.31% increase on the initial investment. This assumes the fund was still owned on September 30, 1996 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $12,734 - a 27.34% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED SEPTEMBER 30,                 OCTOBER 1, 1992
                                                (COMMENCEMENT
                                                OF OPERATIONS) TO

      1996                        1995   1994   SEPTEMBER 30,
                                                1993

Dividend return               6.33%    7.66%    6.24%     8.77%

Capital appreciation return   -1.88%    7.27%   -13.01%    9.37%

Total return                  4.45%    14.93%   -6.77%    18.14%

DIVIDEND returns and capital appreciation returns are both part of a bond fund's total return. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1996   PAST          PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

Dividends per share                5.31(cents)   32.16(cents)   63.40(cents)

Annualized dividend rate           6.51%         6.45%          6.26%

30-day annualized yield            6.29%         -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.92 over the past month, $9.95 over the past six months and $10.13 over the past year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Domestic bond markets
rebounded from sharp sell-offs
earlier in 1996, as investors
gained confidence that rising
interest rates might not be a
problem in an election year. For
the 12 months ended September
30, 1996, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
returned 4.90%. In January, the
Federal Reserve Board lowered
its target for the Fed funds rate -
the rate banks charge each other
on overnight loans - from 5.50%
to 5.25%, but the move largely
was taken into account by the
market. Surprisingly robust
employment reports in March
reversed market sentiment,
causing the yield on the 30-year
Treasury bond to rise to over 7%,
a level not seen in over a year. By
June, however, soothing
comments from Fed Chairman
Alan Greenspan helped ease the
market's fears of Fed interest rate
increases and the 30-year yield
dropped back below 7%. While
bonds traded in a narrow range in
the summer months - reflecting
confusion over the direction of
interest rates - the Fed's
decision to take no action at the
end of September coupled with
weaker than expected
employment data helped ease
the market's fears.
Investment-grade
mortgage-backed securities
performed well relative to other
investment grade securities. With
prepayment fears easing in the
face of a rising mortgage rate
environment, the Salomon
Brothers Mortgage Index
returned 5.86% during the period.
An interview with Michael Gray, Portfolio Manager of Spartan
Investment Grade Bond Fund
Q. MICHAEL, HOW HAS THE FUND PERFORMED?
A. It has performed in line with the market and its competitors over the past year. For the 12 months ended September 30, 1996, the fund returned 4.45%, compared to 4.44% for the corporate debt BBB funds average tracked by Lipper Analytical Services and 4.90% for the Lehman Brothers Aggregate Bond Index.
Q. WHAT STRUCTURAL CHANGES HAVE YOU MADE IN THE FUND OVER THE PAST SIX
MONTHS?
A. The most important change is that I've increased the fund's investments in those bonds that can offer a yield advantage over Treasuries. The fund's holdings in agency issues increased from 2.1% to 10.4%, agency mortgage-backed securities from 18.9% to 25.1% and corporate bonds from 16.1% to 21.0%. These moves were done to enhance the yield of the portfolio. When I added to those positions, I took away from the fund's investments in Treasuries.
Q. WHAT MADE THE CORPORATE BONDS MORE ATTRACTIVE?
A. The fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well, and that investors were comfortable with future prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. The economy looked like it was growing, while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
A. I was attracted to yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings, and often don't drop in price as quickly as other corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
A. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I found to be less susceptible to changes in interest rates in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those whose structure would make them less sensitive to interest rate changes. Those securities tended to be 15-year and 30-year mortgages that were selling at a discount.
Q. YOU MENTIONED THAT YOU ADDED TO THE AGENCY POSITION. WAS THERE AN AREA THAT YOU FOCUSED ON?
A. Nothing in particular stood head and shoulders above the rest. There was not a lot of availability in this sector. I pursued opportunistic buying when I found agency issues that were selling cheaply.
Q. MICHAEL, WE UNDERSTAND THERE HAVE BEEN SOME INVESTMENT POLICY CHANGES IN THE FUND . . .
A. As of June 24, 1996, the fund may invest up to 5% of its assets - down from 35% - in below-investment-grade securities. I don't intend to seek out the lower-quality, below-investment-grade bonds, but maintaining this 5% limit allows me a degree of flexibility under unusual circumstances. Further, Fidelity now uses two additional agencies to determine the credit quality of the fund's bonds. Ratings from Duff & Phelps Rating Co. and Fitch Investors Service, L.P., may be used along with those from Moody's Investors Service and Standard & Poor's that Fidelity had used previously.
Q. WHAT'S YOUR OUTLOOK?
A. I believe we'll continue to see a generally positive environment for the sectors that offer a yield advantage over Treasuries. At the same time, these sectors' relatively strong performance versus Treasuries can't go on forever, so there is a need to be cautious. In the near future, I see the favorable backdrop continuing, but I'm going to look for signs of change so that I'll have the opportunity to restructure before conditions worsen.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 464
TRADING SYMBOL: FLMGX
START DATE: September 13,
1991
SIZE: as of September 30,
1996, more than $123 million
MANAGER: Curt
Hollingsworth, since 1991;
manager, Spartan
Short-Intermediate
Government Fund, since
1992; Spartan Limited
Maturity Government Fund,
since 1988; Fidelity
Institutional
Short-Intermediate
Government Portfolio, since
1987; joined Fidelity in 1983
(checkmark)
CURT HOLLINGSWORTH ON THE
FUND'S INCREASED INVESTMENT
FLEXIBILITY:
"By far, the biggest story of
the period was the investment
policy change that was
implemented in July. Prior to
July, the fund could invest
only in securities backed by
the full faith and credit of the
U.S. government. The new
investment policy allowed the
fund to invest in any type of
U.S. government security,
including securities backed by
the issuing agency rather than
the U.S. government. As a
result, my opportunities
broadened and I significantly
restructured the portfolio to try
to capitalize on these
opportunities. Whereas I
previously bought
Government National
Mortgage Association issues,
Treasuries, and State of Israel
notes, I began investing in
bonds issued by agencies such
as the Federal National
Mortgage Association, and the
Private Export Funding Corp.
The fund's investment policy
change enabled me to take
advantage of some of the yield
spreads between
mortgages-to-Treasuries and
agencies-to-Treasuries. It's a
change that I really think is in
the best interests of our
shareholders because it gives
me a better arsenal from
which to improve
performance."
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF SEPTEMBER 30, 1996
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

Aaa                  75.9           73.1

Aa                   3.0            2.2

A                    10.5           4.8

Baa                  8.9            9.3

Ba                   1.7            0.6

Non-rated            0.0            0.0

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY. AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    7.9    6.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1996
               6 MONTHS AGO

Years    4.6    4.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. EFFECTIVE JUNE 1996, THE MODEL USED TO CALCULATE DURATIONS MAY HAVE BEEN SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1996 * AS OF MARCH 31, 1996 **
Corporate bonds 21.0%
U.S. government
and government
agency obligations 47.8%
U.S. government
agency - mortgage-
backed securities 25.1%
Short-term
investments 0.0%
Other 6.1%
Corporate bonds 16.1%
U.S. government
and government
agency obligations 52.5%
U.S. government
agency - mortgage-
backed securities 18.9%
Short-term
investments 10.0%
Other 2.5%
Row: 1, Col: 1, Value: 6.1
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 25.1
Row: 1, Col: 4, Value: 47.8
Row: 1, Col: 5, Value: 21.0
Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 10.0
Row: 1, Col: 3, Value: 18.9
Row: 1, Col: 4, Value: 52.5
Row: 1, Col: 5, Value: 16.1
* FOREIGN
 INVESTMENTS 7.6%
** FOREIGN
 INVESTMENTS 4.3%
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 21.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
Lockheed Martin Corp.:
7 1/4%, 5/15/06  A3 $ 1,000,000 $ 1,000,220
 7.70%, 6/15/08  A3  1,000,000  1,024,220
 7 3/4%, 5/1/26  A3  1,000,000  1,005,770
  3,030,210
CONGLOMERATES - 0.3%
BHP Finance USA Ltd. 6 3/4%, 11/1/13  A2  1,000,000  899,430
ENERGY - 1.9%
ENERGY SERVICES - 0.6%
Petroliam Nasional BHD yankee (a):
6 7/8%, 7/1/03  A1  1,750,000  1,724,783
 7 1/8%, 8/15/05  A1  450,000  445,239
  2,170,022
OIL & GAS - 1.3%
Tosco Corp. 7 5/8%, 5/15/06  Ba1  1,130,000  1,127,571
USX Corp. 9 1/8%, 1/15/13  Baa3  3,000,000  3,238,770
  4,366,341
TOTAL ENERGY   6,536,363
FINANCE - 8.9%
ASSET-BACKED SECURITIES - 1.3%
Ford Credit Grantor Trust 5.90%, 10/15/00   Aaa  708,573  706,138
Green Tree Financial Corp. 6.10%, 4/15/27   Aaa  1,964,086  1,949,969
Premier Auto Trust:
8.05%, 4/4/00  Aaa  790,000  810,120
 6%, 5/6/00   Aaa  950,000  946,134
  4,412,361
BANKS - 5.7%
Banponce Corp.:
5 3/4%, 3/1/99  A3  690,000  674,068
 6.378%, 4/8/99  A3  770,000  761,522
Central Fidelity Banks, Inc. 8.15%, 11/15/02  Baa2  1,000,000  1,045,850
Corporacion Andina de Fomento yankee
7.10%, 2/1/03  Baa2  1,000,000  974,370
Den Danske Bank Group AS yankee
7 1/4%, 6/15/05 (a)  A2  500,000  494,945
Export-Import Bank of Korea 6 3/8%, 2/15/06  A1  950,000  891,319
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FINANCE - CONTINUED
BANKS - CONTINUED
Fleet/Norstar Financial Group, Inc.
9%, 12/1/01  A3 $ 250,000 $ 268,065
Kansallis-Osake-Pankki 10%, 5/1/02  A3  430,000  485,879
Keycorp 7 1/2%, 6/15/06  A2  2,000,000  2,012,620
Korea Development Bank yankee:
6 1/2%, 11/15/02  A1  1,000,000  971,550
 7 1/4%, 5/15/06  A1  2,000,000  1,993,640
Merita Bank Ltd. yankee 6 1/2%, 1/15/06  A3  3,000,000  2,800,530
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  1,300,000  1,321,151
Provident Bank 6 1/8%, 12/15/00  A3  210,000  203,977
Signet Bank 7.80%, 9/15/06  Baa1  1,000,000  1,013,380
Summit Bancorp. 8 5/8%, 12/10/02  BBB-  1,000,000  1,068,800
Union Planters Corp. 6 3/4%, 11/1/05  Baa3  1,200,000  1,141,020
Union Planters National Bank 6.81%, 8/20/01  A3  1,000,000  992,500
  19,115,186
CREDIT & OTHER FINANCE - 1.5%
Associates Corp. of North America
7 1/2%, 5/15/99  Aa3  3,000,000  3,063,630
Commercial Credit Group, Inc. 10%, 5/15/09  A1  350,000  420,228
Fleet Mortgage Group 6 1/2%, 9/15/99  A2  250,000  248,678
Ford Motor Credit Co. 8 3/8%, 1/15/23  A1  500,000  509,460
MCN Investment Corp. 6.03%, 2/1/01  Baa2  800,000  773,592
  5,015,588
INSURANCE - 0.1%
Protective Life Corp. 7.95%, 7/1/04  A3  400,000  410,836
SAVINGS & LOANS - 0.3%
Ahmanson (H.F.) & Co. 9 7/8%, 11/15/99  Baa2  1,000,000  1,084,870
TOTAL FINANCE   30,038,841
HEALTH - 0.3%
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare Corp.
6 7/8%, 7/15/01  A3  1,000,000  1,001,400
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
POLLUTION CONTROL - 0.6%
WMX Technologies, Inc. 6 1/4%, 4/1/99  A1 $ 2,200,000 $ 2,184,490
MEDIA & LEISURE - 1.6%
LODGING & GAMING - 0.3%
Circus Circus Enterprises, Inc. 6.45%, 2/1/06  Baa2  1,000,000  927,470
PUBLISHING - 1.2%
Harcourt General, Inc. 8 7/8%, 6/1/22  Baa1  1,000,000  1,097,560
Time Warner Entertainment Co. LP:
10.15%, 5/1/12  Ba2  250,000  293,233
 8 7/8%, 10/1/12  Ba2  750,000  797,655
 8 3/8%, 3/15/23  Baa3  1,750,000  1,727,338
  3,915,786
RESTAURANTS - 0.1%
Darden Restaurants, Inc. 6 3/8%, 2/1/06  A3  500,000  454,095
TOTAL MEDIA & LEISURE   5,297,351
RETAIL & WHOLESALE - 0.7%
GENERAL MERCHANDISE STORES - 0.4%
Dayton Hudson Corp. 6.40%, 2/15/03  Baa1  1,000,000  958,220
J.C. Penney, Inc. 6.90%, 8/15/26  A1  500,000  495,865
  1,454,085
GROCERY STORES - 0.3%
Kroger Co. 8.15%, 7/15/06  Ba1  1,000,000  1,016,280
TOTAL RETAIL & WHOLESALE   2,470,365
TECHNOLOGY - 1.7%
COMPUTERS & OFFICE EQUIPMENT - 1.7%
Comdisco, Inc. 5 3/4%, 2/15/01  Baa2  6,000,000  5,752,620
TRANSPORTATION - 1.5%
AIR TRANSPORTATION - 1.5%
Delta Air Lines, Inc. equipment trust certificate
8.54%, 1/2/07  Baa1  2,713,270  2,829,995
United Air Lines, Inc. 10 1/4%, 7/15/21  Baa3  1,000,000  1,184,420
United Airlines Pass Through Trust
7.27%, 1/30/13  Baa1  990,000  942,233
  4,956,648
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
UTILITIES - 2.6%
CELLULAR - 0.8%
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba2 $ 1,170,000 $ 1,142,774
 7 1/2%, 3/1/06  Ba2  1,500,000  1,458,105
  2,600,879
ELECTRIC UTILITY - 0.9%
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  410,000  476,223
Hydro-Quebec yankee:
 8%, 2/1/13  A2  250,000  255,505
 8.40%, 1/15/22  A2  1,000,000  1,054,390
Philadelphia Electric Co. 1st & ref. mtg.:
 8 5/8%, 6/1/22  Baa1  300,000  304,524
 8 1/4%, 9/1/22  Baa1  100,000  98,121
 7 3/4%, 5/1/23  Baa1  1,000,000  959,130
  3,147,893
GAS - 0.3%
Panhandle Eastern Corp. 8 5/8%, 12/1/99  Baa2  1,000,000  1,041,630
TELEPHONE SERVICES - 0.6%
GTE Corp.:
 8 3/4%, 11/1/21  A3  200,000  220,808
 7.83%, 5/1/23  A3  1,000,000  989,250
MCI Communications Corp. 7 1/8%, 6/15/27  A2  750,000  765,188
  1,975,246
TOTAL UTILITIES   8,765,648
TOTAL NONCONVERTIBLE BONDS
(Cost $71,892,993)   70,933,366
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 47.8%
U.S. TREASURY OBLIGATIONS - 37.4%
 7 3/8%, 11/15/97  Aaa  22,810,000  23,169,942
 6 1/8%, 3/31/98  Aaa  27,755,000  27,806,902
 9 1/4%, 8/15/98  Aaa  12,780,000  13,476,893
 8 7/8%, 11/15/98  Aaa  1,972,000  2,077,068
 7 3/4%, 12/31/99  Aaa  17,990,000  18,726,511
 6 7/8%, 3/31/00  Aaa  8,040,000  8,166,871
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - CONTINUED
 6 3/8%, 9/30/01  Aaa $ 1,160,000 $ 1,156,013
 12 3/8%, 5/15/04  Aaa  6,320,000  8,451,041
 7%, 7/15/06  Aaa  495,000  505,364
 9%, 11/15/18   Aaa  18,465,000  22,429,251
  125,965,856
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
Federal Home Loan Bank:
 7.31%, 6/16/04  Aaa  5,000,000  5,121,850
 7.36%, 7/1/04  Aaa  3,000,000  3,081,570
 7.66%, 7/20/04  Aaa  4,520,000  4,721,276
 7.87%, 10/20/04  Aaa  1,700,000  1,794,027
Federal Home Loan Mortgage Corporation:
 8.065%, 1/27/05  Aaa  3,000,000  3,200,610
 8.115%, 1/31/05  Aaa  1,200,000  1,286,244
Federal National Mortgage Association:
 9.20%, 9/11/00  Aaa  3,325,000  3,626,844
 7.65%, 3/10/05  Aaa  4,000,000  4,184,360
 7.35%, 3/28/05  Aaa  1,030,000  1,056,069
Guaranteed Export Trust Certificates Series 1994-C
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank) 6.61%, 9/15/99  Aaa  64,497  64,884
Guaranteed Trade Trust Certificates Series 1994-A
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank) 7.39%, 6/26/06   Aaa  2,231,667  2,279,900
Private Export Funding Corp. secured:
 5 1/2%, 3/15/01  Aaa  2,000,000  1,920,180
 6.24%, 5/15/02  Aaa  410,000  400,693
State of Israel (guaranteed by U.S. Government
through Agency for International Development)
5.89%, 8/15/05  Aaa  1,280,000  1,187,252
US Housing & Urban Development 8.24%,
8/1/04 participation certificate   Aaa  1,000,000  1,072,670
  34,998,429
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $161,987,628)   160,964,285
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 25.1%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Federal Home Loan Mortgage Corporation
7%, 6/1/01 to 7/1/01  Aaa $ 741,135 $ 744,145
Federal National Mortgage Association:
 5 1/2%, 1/1/09 to 3/1/11  Aaa  17,667,020  16,397,634
 6%, 3/1/11 to 5/1/26  Aaa  13,894,754  12,954,491
 6 1/2%, 12/1/02 to 1/1/26  Aaa  13,077,598  12,447,948
 7 1/2%, 10/1/26  Aaa  5,000,000  4,942,150
 8%, 12/1/21 to 9/1/26  Aaa  6,882,425  6,948,063
 9 1/2%, 4/1/17 to 12/1/18  Aaa  1,463,748  1,568,549
Government National Mortgage Association:
 6%, 10/15/08 to 4/15/11  Aaa  17,757,479  16,972,288
 7 1/2%, 12/15/25 to 5/15/26  Aaa  1,995,637  1,970,690
 8%, 5/15/26 to 7/15/26  Aaa  4,033,532  4,071,324
 9%, 7/15/24 to 10/15/26  Aaa  4,067,027  4,263,367
 9 1/2%, 7/15/16 to 3/15/22  Aaa  1,105,568  1,190,568
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $85,920,614)   84,471,217
COMMERCIAL MORTGAGE SECURITIES - 2.4%
CS First Boston Mortgage Securities Corp.
commercial Series 1995-AEWI Class A1,
6.665%, 11/25/27  AAA  320,680  318,074
Equitable Life Assurance Society of the
United States (a):
  commercial Series 1996-1:
   Class B1, 7.33%, 5/15/06   Aa2  1,000,000  996,255    Class C1, 7.52%,
5/15/06   A2  1,000,000  994,375
 sequential pay Series 174
  Class A1, 7.24%, 5/15/06   Aaa  1,500,000  1,494,375
Oregon Commercial Mortgage, Inc. pass-through
certificates Series 1995-1 Class A,
7.15%, 6/25/26 (a)  AAA  340,906  340,800
Resolution Trust Corp. commercial Series 1995-C1
Class A-4A, 6 1/4%, 2/25/27  Aaa  180,910  180,684
Structured Asset Securities Corp. commercial:
 Series 1995-C4 Class A-1A, 6.90%, 6/25/26  AAA  384,724  382,199
 Series 1996 Class A-1A, 5.711%, 2/25/28  AAA  173,022  172,022
 Series 1996 Class A-2A, 7 3/4%, 2/25/28  AAA  2,249,817  2,274,776
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Wells Fargo Capital Markets Apartment
Financing Trust commercial
6.56%, 12/29/05 (a)  Aaa $ 1,000,000 $ 970,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $8,148,971)   8,123,560
FOREIGN GOVERNMENT OBLIGATIONS - 3.7%
Irish Republic yankee 7 7/8%, 12/1/01  Aa2  500,000  522,760
Manitoba Province yankee 8.80%, 1/15/20  A1  300,000  340,116
New Brunswick Province yankee
7 5/8%, 2/15/13  A1  500,000  511,145
Newfoundland Province yankee
9 7/8%, 6/1/20  Baa1  1,500,000  1,818,810
Ontario Province 7%, 8/4/05  Aa3  5,000,000  4,962,050
Quebec Province 7.22%, 7/22/36 (c)  A2  4,000,000  4,083,000
Saskatchewan Province yankee
8 1/2%, 7/15/22  A3  300,000  329,985
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $12,471,120)   12,567,866
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $340,421,326)  $ 337,060,294
LEGEND
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,460,772 or 2.2% of net assets.
7. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 88.4% AAA, AA, A 83.8%
Baa 8.6% BBB  12.6%
Ba 1.7% BB  1.9%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government.
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $340,426,897. Net unrealized depreciation aggregated $3,366,603, of which $1,917,153 related to appreciated investment securities and $5,283,756 related to depreciated investment securities.
At September 30, 1996, the fund had a capital loss carryforward of approximately $551,000 of which $105,000 and $446,000 will expire on September 30, 2003 and 2004, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1997 approximately $7,391,000 of losses recognized during the period November 1, 1995 to September 30, 1996.
At September 30, 1996, the fund was required to defer approximately $61,000 of losses on futures contracts and options.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (cost $340,421,326) -                 $ 337,060,294
See accompanying schedule

Receivable for investments sold                                           11,068,782

Interest receivable                                                       4,596,648

 TOTAL ASSETS                                                             352,725,724

LIABILITIES

Payable to custodian bank                                   $ 395,003

Payable for investments purchased                            7,776,297

Payable for fund shares redeemed                             291,057

Distributions payable                                        232,625

Accrued management fee                                       198,130

 TOTAL LIABILITIES                                                        8,893,112

NET ASSETS                                                               $ 343,832,612

Net Assets consist of:

Paid in capital                                                          $ 355,471,160

Distributions in excess of net investment income                          (269,538)

Accumulated undistributed net realized gain (loss) on                     (8,007,978)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                             (3,361,032)
investments

NET ASSETS, for 34,453,125 shares outstanding                            $ 343,832,612

NET ASSET VALUE, offering price and redemption price                      $9.98
per share ($343,832,612 (divided by) 34,453,125 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                        $ 21,396,999
Interest

EXPENSES

Management fee                                             $ 1,988,286

Non-interested trustees' compensation                       1,130

 Total expenses before reductions                           1,989,416

 Expense reductions                                         (10,795)      1,978,621

NET INVESTMENT INCOME                                                     19,418,378

REALIZED AND UNREALIZED GAIN (LOSS)                                       (6,833,471)
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                   (5,538,097)
investment securities

NET GAIN (LOSS)                                                           (12,371,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 7,046,810
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         SEPTEMBER 30,    SEPTEMBER 30,
                                                         1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 19,418,378     $ 9,519,507
Net investment income

 Net realized gain (loss)                                 (6,833,471)      (567,968)

 Change in net unrealized appreciation (depreciation)     (5,538,097)      10,872,560

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          7,046,810        19,824,099
FROM OPERATIONS

Distributions to shareholders                             (19,294,801)     (9,551,251)
From net investment income

 In excess of net realized gain                           -                (301,382)

 TOTAL DISTRIBUTIONS                                      (19,294,801)     (9,852,633)

Share transactions                                        432,893,618      140,438,576
Net proceeds from sales of shares

 Reinvestment of distributions                            16,270,304       6,708,954

 Cost of shares redeemed                                  (240,703,507)    (115,705,936)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          208,460,415      31,441,594
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 196,212,424      41,413,060

NET ASSETS

 Beginning of period                                      147,620,188      106,207,128

 End of period (including distributions in excess        $ 343,832,612    $ 147,620,188
of net investment income of $269,538 and
$418,388, respectively)

OTHER INFORMATION
Shares

 Sold                                                     42,285,053       14,472,404

 Issued in reinvestment of distributions                  1,618,766        684,893

 Redeemed                                                 (23,963,038)     (11,814,293)

 Net increase (decrease)                                  19,940,781       3,343,004


FINANCIAL HIGHLIGHTS

                                YEARS ENDED SEPTEMBER 30,                           OCTOBER 1, 1992
                                                                                    (COMMENCEMEN
                                                                                    T OF OPERATIONS)
                                                                                    TO SEPTEMBER
                                                                                    30,

                                1996                        1995        1994 B      1993

SELECTED PER-SHARE DATA

Net asset value,                $ 10.170                    $ 9.510     $ 10.940    $ 10.000
beginning of period

Income from Investment           .655                        .693        .668        .799
Operations
Net investment income

 Net realized and                (.211)                      .673        (1.384)     .940
 unrealized gain (loss)

 Total from investment           .444                        1.366       (.716)      1.739
 operations

Less Distributions

 From net investment             (.634)                      (.686)      (.704)      (.798)
income

 In excess of net                -                           -           -           (.001)
 investment income

 In excess of net                -                           (.020)      (.010)      -
 realized gain

 Total distributions             (.634)                      (.706)      (.714)      (.799)

Net asset value, end            $ 9.980                     $ 10.170    $ 9.510     $ 10.940
of period

TOTAL RETURN A                   4.46%                       14.94%      (6.75)%     18.17%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period       $ 343,833                   $ 147,620   $ 106,207   $ 128,860
(000 omitted)

Ratio of expenses to average     .65%                        .65%        .65%        .65%
net assets

Ratio of net investment          6.35%                       6.92%       6.90%       7.58%
income to average net
assets

Portfolio turnover rate          169%                        147%        44%         55%


D TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
E EFFECTIVE OCTOBER 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, market discount, capital loss carryforwards and losses deferred due to excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $705,186,043 and $481,033,672, respectively, of which U.S. government and government agency obligations aggregated $615,853,778 and $447,413,190, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $24,266 for the period.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's expenses were reduced by $10,795 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Investment Grade Bond Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 5, 1996
DISTRIBUTIONS


A total of 51.7% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning Jr., Vice President
Michael Gray, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE